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                                                                      EXHIBIT 10

                             As of February 16, 2005

Enesco Group, Inc.
225 Windsor Drive
Itasca, IL 60143-1225
Attention:  Charles E. Sanders

Dear Chuck:

         Reference is made to that certain Fifth Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of January 28, 2005 (the "Credit Agreement") by and among you, the Borrowing Subsidiaries that may from time to time become a party to the Second Amended and Restated Senior Revolving Credit Agreement, the Lenders, and Agent. All capitalized terms used herein and not otherwise defined herein, shall have their meanings as defined in the Credit Agreement.

         You have requested the Lenders to, and the Lenders have agreed to, delete the reference to "ten days" which appears in clause (iii) (B) of the definition of "Eligible Inventory" in Article I of the Credit Agreement and replace it with "31 days".

         This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without regard to its conflicts of laws or choice of law principles). This agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this amendment by signing any such counterpart. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

         Please confirm that the foregoing sets forth the entire agreement among the parties hereto with respect to the matters set forth herein by signing and returning this letter to the attention of the undersigned. You should retain a copy of this letter for your records. Until such time as a fully executed original of this letter is received by the undersigned, the agreements herein shall be of no force or effect. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect.


                                        Very truly yours,

                                        FLEET NATIONAL BANK


                                        By /s/ C. Christopher Smith
                                           -------------------------------------
                                               C. Christopher Smith
                                               Its Senior Vice President

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By /s/ Hollis J. Griffin
                                           -------------------------------------
                                           Hollis J. Griffin
                                           Its First Vice President

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Reviewed and Agreed to:

ENESCO GROUP, INC.


By: /s/ Paula E. Manley
    ------------------------------------
Name:   Paula E. Manley
Title:  Chief Financial Officer


By: /s/ Charles E. Sanders
    ------------------------------------
Name:    Charles E. Sanders
Title:   Treasurer


ENESCO INTERNATIONAL LTD.


By: /s/ Charles E. Sanders
    ------------------------------------
Name:    Charles E. Sanders
Title:   Treasurer


ENESCO INTERNATIONAL (H.K.) LIMITED


By: /s/ Charles E. Sanders
    ------------------------------------
Name:    Charles E. Sanders
Title:   Director


GREGG MANUFACTURING, INC.


By: /s/ Charles E. Sanders
    ------------------------------------
Name:    Charles E. Sanders
Title:   Treasurer